                                                                    EXHIBIT 24.1

                                 POWER OF ATTORNEY

     NOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Susan E. Lester and David J. Parrin, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


          Name                        Title                          Date
          ----                        -----                          ----

                              President, Chief                 February 18, 1998
-------------------------     Executive Officer and Director
John F. Grundhofer            (principal executive officer)

                              Executive Vice President and     February 18, 1998
-------------------------     Chief Financial Officer
Susan E. Lester               (principal financial officer)

                              Senior Vice President and        February 18, 1998
-------------------------     Controller (principal
David J. Parrin               accounting officer)

/s/Linda L. Ahlers            Director                         February 18, 1998
-------------------------
Linda L. Ahlers

/s/Harry L. Bettis            Director                         February 18, 1998
-------------------------
Harry L. Bettis

/s/Gerry B. Cameron           Director and Chairman            February 18, 1998
-------------------------
Gerry B. Cameron

/s/Carolyn Silva Chambers     Director                         February 18, 1998
-------------------------
Carolyn Silva Chambers

/s/Arthur D. Collins, Jr.     Director                         February 18, 1998
-------------------------
Arthur D. Collins, Jr.

/s/Peter H. Coors             Director                         February 18, 1998
-------------------------
Peter H. Coors

/s/Franklin G. Drake          Director                         February 18, 1998
-------------------------
Franklin G. Drake

                              Director                         February 18, 1998
-------------------------
Robert L. Dryden

/s/John B. Fery               Director                         February 18, 1998
-------------------------
John B. Fery

                              Director                         February 18, 1998
-------------------------
Joshua Green III

/s/Robert L. Hale             Director                         February 18, 1998
-------------------------
Robert L. Hale

/s/Delbert W. Johnson         Director                         February 18, 1998
-------------------------
Delbert W. Johnson

/s/Norman M. Jones            Director                         February 18, 1998
-------------------------
Norman M. Jones

/s/Richard L. Knowlton        Director                         February 18, 1998
-------------------------
Richard L. Knowlton

/s/Jerry W. Levin             Director                         February 18, 1998
-------------------------
Jerry W. Levin

/s/Kenneth A. Macke           Director                         February 18, 1998
-------------------------
Kenneth A. Macke

/s/Allen T. Noble             Director                         February 18, 1998
-------------------------
Allen T. Noble

/s/Edward J. Phillips         Director                         February 18, 1998
-------------------------
Edward J. Phillips

/s/Paul A. Redmond            Director                         February 18, 1998
-------------------------
Paul A. Redmond

/s/S. Walter Richey           Director                         February 18, 1998
-------------------------
S. Walter Richey

/s/Richard L. Robinson        Director                         February 18, 1998
-------------------------
Richard L. Robinson

/s/N. Stewart Rogers          Director                         February 18, 1998
-------------------------
N. Stewart Rogers

/s/Richard L. Schall          Director                         February 18, 1998
-------------------------
Richard L. Schall

/s/Walter Scott, Jr.          Director                         February 18, 1998
-------------------------
Walter Scott, Jr.

/s/Benjamin R. Whiteley       Director                         February 18, 1998
-------------------------
Benjamin R. Whiteley


                                      -3-